As filed with the Securities and Exchange Commission on 9/3/09

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number  811-09035

The Barrett Funds
(Exact name of registrant as specified in charter)

90 Park Avenue, New York, NY 10016
(Address of principal executive offices) (Zip code)

Peter H. Shriver, President
 Barrett Associates, Inc.
90 Park Avenue, New York, NY 10016
(Name and address of agent for service)

212-983-5080
Registrant's telephone number, including area code

Date of fiscal year end: June 30

Date of reporting period:  June 30, 2009

Item 1. Report to Stockholders.

Annual Report

June 30, 2009

B A R R E T T

G R O W T H    F U N D
Letter to
Shareholders
July 31, 2009

Dear Shareholders:

The Barrett Growth Fund increased 12.29% during the final fiscal quarter of 2009 ending on June 30.  The S&P 500® Index gained 15.93% for the same period.  It was a difficult year for equity markets overall, with the Fund declining 27.60% for the fiscal year ending in June compared to a 26.21% decline for the S&P 500® Index and a 26.60% decline for the Lipper Large Cap Growth Funds Index.

	Total Return		Average Annual Total Returns
	Fourth Quarter	One-Year	Five-Year	Ten-Year
	4/01/09-6/30/09	7/01/08-6/30/09	7/01/04-6/30/09	7/01/99-6/30/09
Barrett Growth Fund	+12.29%	-27.60%	-3.27%	-2.90%
Lipper Large-Cap Growth	+16.70%	-26.60%	-2.16%	-4.74%
Funds Index1
S&P 500® Index2	+15.93%	-26.21%	-2.24%	-2.22%

The performance data quoted represents past performance, which does not guarantee future results.  Current performance may be lower or higher than the performance shown.  The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost.  Performance data current to the most recent month end may be obtained by calling (877) 363-6333 toll free.  Calculations assume reinvestment of all distributions and do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of Fund shares.  Performance would have been lower if fees had not been waived and if expenses had not been reimbursed in various periods.  Performance figures for periods shorter than one year represent cumulative figures and are not annualized.

While the gross expense ratio for the Fund is 3.59% for the fiscal year ended June 30, 2009, the net expense ratio for the Fund was 1.25% for the same period.  The net expense ratio reflects the Fund’s total annual operating expenses as of the date of the Fund’s most current prospectus and reflects contractual fee waivers and/or assumptions of expenses.  The Adviser has contractually agreed, through October 31, 2009, to waive all or a portion of its advisory fee and/or assume at its own expense certain expenses otherwise payable by the Fund to the extent necessary to limit the Fund’s total annual operating expenses to 1.25% of the Fund’s average daily net assets.

1
The Lipper Large-Cap Growth Funds Index is an equally-weighted performance index, adjusted for capital gains distributions and income dividends, of the 30 largest mutual funds within the Growth Funds category, as reported by Lipper. An index is unmanaged.  Investors cannot invest directly in an index.

2
The S&P 500® Index is a capitalization-weighted index of five hundred large capitalization stocks, which is designed to measure broad domestic securities markets.  The performance of the S&P 500® Index reflects the reinvestment of dividends and capital gains, but does not reflect the deduction of any investment advisory fees.  An index is unmanaged.  Investors cannot invest directly in an index.

B A R R E T T

G R O W T H    F U N D

The Quarter and Year in Review
After six consecutive quarters of decline, the U.S. equity market finally posted a positive quarterly return in the second quarter.  Market sectors that were once considered pariahs advanced the most.  Financial stocks led the way, with gains in excess of 30% as several large banks raised capital to repair their balance sheets.  Still, quality companies with strong balance sheets underperformed the highly leveraged, cyclical stocks that were beaten down in 2008.  The highest quality ‘A’ rated stocks in the S&P 500 had a median increase of 14.1% in the quarter compared to the lowest quality segment which increased 26.9%.  The divergence was even greater over the past six months with the median ‘A’ ranked S&P 500 stock increasing only 1.8% versus 38.6% for the lowest quality ‘C’ rated stocks.  Since the Fund is invested primarily in the highest quality segment of the market, the advance of lower quality stocks affected our relative performance.

Despite the strong movement in the most recent quarter, the past twelve months have been difficult for equity investors.  In fact, from October 2007 through March 2009, the S&P 500 lost half its value.  The market rally that started in early March persisted through most of the June quarter.  Investors recovered some confidence that this recession, like all recessions, would eventually end and that stocks would not go down forever.  The perception that the worst had passed in developed nations and that the developing economies, led by China, were actually showing solid growth, also took hold.  It remains unclear how sustainable the market recovery will prove to be, but it appears the relentless decline has turned around.

The Portfolio
In a market environment that saw equities producing strong, positive returns, the financial and technology sectors emerged as the sector leaders for the quarter.  The weighting of the financial sector in the Fund is approximately one half the weighting of the S&P 500, which proved helpful over the past year but not in the current quarter.  Even so, the best performing stock in the Fund was a financial stock, State Street Corporation.  The Fund was overweight in technology versus the S&P 500, but underweight relative to the Funds in its Lipper peer group.  Apple was another strong performer for the quarter, but over the past year Microsoft has been the chief contributor to performance.  Stock selection in consumer staples held back the Fund’s performance for the quarter, as WalMart was the biggest underperformer in the segment for the quarter.  The consumer staples sector performed the best of all sectors over the past twelve months, by declining the least.  Also, our defensive cash position dragged down relative performance by over one percentage point.

The following pie chart is a graphical depiction of the sector weightings of the Fund.  As the chart indicates, we remain diversified by sector.  The top holdings of the Fund for the quarter are listed below.

B A R R E T T

G R O W T H    F U N D

Top Holdings (Percent of Assets)*
1.	STATE STREET
	CORPORATION	3.81%
2.	OMNICOM GROUP, INC.	3.57%
3.	MCDONALDS
	CORPORATION	3.48%
4.	GOOGLE INC.	3.40%
5.	SCHLUMBERGER LTD.	3.27%
6.	AUTOMATIC DATA
	PROCESSING, INC.	3.15%
7.	UNITED TECHNOLOGIES
	CORPORATION	3.14%
8.	JACOBS ENGINEERING
	GROUP INC.	3.06%
9.	ABB LTD.	3.06%
10.	L-3 COMMUNICATIONS
	HOLDINGS, INC.	2.91%

Sector Weightings (Percent of Total Assets)*

* Portfolio characteristics are as of June 30, 2009, and are subject to change at any time.

Investment Outlook
As mentioned above, the stock market has been through one of its worst periods in many decades, and investors have felt a sense of relief with the market’s rally since March.  There is no guarantee that we have seen the end to this bear market, but we are encouraged by several factors.  The performance of financial stocks suggests that the Federal Reserve’s actions along with the actions of the U.S. Treasury have stabilized the financial system.  Important economic segments, such as housing and autos, appear to be reaching a plateau after declining significantly over the past two years.  There are actually signs of improvement in some important housing markets, such as Southern California.  For countries such as China and France that have been able to quickly implement stimulus plans there is evidence of actual economic strength and recovery.

We expect the U.S. stimulus plan will have a greater effect in 2010 than 2009.  It will undoubtedly take some time before the worldwide economies fully recover, but it is highly likely that the worst is over.  With equity markets having declined by more than 50% by early March, stocks were becoming attractively valued.

We believe that a well diversified portfolio of high quality companies with opportunities for growth will provide attractive returns for shareholders over time.  With our focus on strong balance sheets, sustainable business models, and rising earnings, we are confident that the companies in the Fund have the financial strength to prosper in this recession and exit the current economic downturn in a stronger competitive position.

B A R R E T T

G R O W T H    F U N D

Thank you for choosing the Barrett Growth Fund.  Please visit us at our website, www.barrettgrowthfund.com.  If you have any questions, please call toll-free (877) 363-6333.

Sincerely,

Peter H. Shriver, CFA
President

Robert J. Milnamow	E. Wells Beck, CFA
Lead Portfolio Manager	Portfolio Manager

Investment Risks:  All investing entails risks, including the possible loss of principal.  The Fund may invest in foreign securities.  Foreign securities involve special risks not ordinarily associated with U.S. securities, such as currency fluctuations, and changes in political and economic conditions.  The Fund may also invest in mid-capitalization companies, which involve a higher degree of risk and volatility than investments in larger, more established companies.

While it is unlikely to do so, the Fund may use derivatives, such as options and futures, which can be illiquid, may disproportionately increase losses, and have a potentially large impact on fund performance.  The fund may use leverage, which may adversely affect performance.  Diversification does not assure against market risk.

The outlook and views presented above are those of the Investment Adviser as of 6/30/09, and may differ from those of Legg Mason, Inc. as a whole or the other portfolio managers of its affiliates.  Any such views are subject to change at any time based on market or other conditions, and Barrett Associates and Legg Mason Investor Services disclaim any responsibility to update such views.  These views are not intended to be a forecast of future events, a guarantee of future results or investment advice.  The information contained herein has been prepared from sources believed to be reliable, but is not guaranteed as to its accuracy or completeness.

This information is intended for the shareholders of the Barrett Growth Fund and is not for distribution to prospective investors unless preceded or accompanied by a current prospectus.  Investors should consider the risks, investment objectives, charges and expense of the Fund carefully before investing.  The prospectus contains this and other information about the Fund. Investors should read the prospectus carefully before investing.

Shares of the Barrett Growth Fund are distributed by Legg Mason Investor Services, LLC (Member SIPC/FINRA). Legg Mason Investor Services, LLC and Barrett Associates, Inc. are both subsidiaries of Legg Mason, Inc.

B A R R E T T

G R O W T H    F U N D

Expense Example – June 30, 2009

As a shareholder of the Barrett Growth Fund, you incur ongoing costs, including investment advisory fees; distribution fees; and other Fund expenses.  This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire six- month period (January 1, 2009 – June 30, 2009).

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. However, the table does not include shareholder specific fees such as the $15.00 fee charged for wire redemptions. The table also does not include portfolio trading commissions and related trading costs. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period.  Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During the Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual net expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return.  The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.  You may use this information to compare the ongoing costs of investing in the Fund with other funds.  To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees, which, although not charged by the Fund, may be charged by other funds.  Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative costs of owning different funds.

			Expenses Paid
	Beginning	Ending	During the Period*
	Account Value	Account Value	January 1, 2009 to
	January 1, 2009	June 30, 2009	June 30, 2009
Actual Barrett Growth Fund Expenses	$1,000.00	$1,019.20	$6.26
Hypothetical Expenses
(5% return per year before expenses)	$1,000.00	$1,018.60	$6.26

*
Expenses are equal to the Fund’s annualized expense ratio of 1.25% (which reflects the effect of the Adviser’s fee waiver and expense limitation agreement), multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

B A R R E T T

G R O W T H    F U N D

This chart assumes an initial gross investment of $10,000 made on 6/30/99.

The S&P 500® Index is a capitalization-weighted index of five hundred large capitalization stocks, which is designed to measure broad domestic securities markets.  The performance of the S&P 500® Index reflects the reinvestment of dividends and capital gains, but does not reflect the deduction of any fees or expenses.

The Lipper Large-Cap Growth Funds Index is an equally-weighted performance index, adjusted for capital gains distributions and income dividends, of the 30 largest mutual funds within the Growth Funds category, as reported by Lipper.

		Average Annual Total Return as of June 30, 2009
		One Year	Three Year	Five Year	Ten Year
–●–	Barrett Growth Fund	-27.60%	-8.44%	-3.27%	-2.90%
–■–	S&P 500® Index	-26.21%	-8.22%	-2.24%	-2.22%
–♦–	Lipper Large-Cap
	Growth Funds Index	-26.60%	-6.53%	-2.16%	-4.74%

RETURNS SHOWN INCLUDE THE REINVESTMENT OF ALL DIVIDENDS AND DISTRIBUTIONS. RETURNS SHOWN DO NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES. IN THE ABSENCE OF FEE WAIVERS AND REIMBURSEMENTS, TOTAL RETURN WOULD BE REDUCED. PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, SO THAT YOUR SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THE ORIGINAL COST.

B A R R E T T

G R O W T H    F U N D

Schedule of Investments
June 30, 2009

		Market
Shares		Value
	COMMON STOCKS - 97.33%
	Advertising - 3.60%
14,000	Omnicom Group, Inc.	$442,120
	Biotechnology - 5.73%
3,000	Celgene Corporation (a)	143,520
5,000	Genzyme Corporation (a)	278,350
6,000	Gilead Sciences, Inc. (a)	281,040
		702,910
	Capital Markets - 2.62%
6,000	Northern Trust Corp.	322,080
	Communications Equipment - 0.00%
605	Nortel Networks
	Corporation (a)	27
	Computer Hardware - 2.32%
2,000	Apple Computer, Inc. (a)	284,860
	Construction & Engineering - 3.09%
9,000	Jacobs Engineering
	Group, Inc. (a)	378,810
	Consumer Products - 5.60%
6,000	PepsiCo, Inc.	329,760
7,000	The Procter &
	Gamble Company	357,700
		687,460
	Energy - 4.55%
7,500	Schlumberger Limited	405,825
4,000	XTO Energy, Inc.	152,560
		558,385
	Fertilizers & Agricultural
	Chemicals - 2.12%
3,500	Monsanto Co.	260,190
	Financial Services - 3.85%
10,000	State Street Corporation	472,000
	Food Distributors - 1.47%
8,000	Sysco Corp.	179,840
	Health Care Equipment - 2.66%
8,000	Thermo Fisher
	Scientific, Inc. (a)	326,160
	Health Care Services - 2.60%
7,000	Medco Health
	Solutions, Inc. (a)	319,270
	HyperMarkets &
	Super Centers - 5.00%
6,000	Costco Wholesale Corp.	274,200
7,000	Wal-Mart Stores, Inc.	339,080
		613,280
	Industrial - 8.38%
8,000	Donaldson Company, Inc.	277,120
5,200	L-3 Communications
	Holdings, Inc.	360,776
7,500	United Technologies
	Corporation	389,700
		1,027,596
	Industrial Conglomerates - 3.09%
24,000	ABB Ltd. - ADR	378,720
	Internet Software & Services - 3.44%
1,000	Google, Inc. (a)	421,590
	Investment Banking &
	Brokerage - 1.72%
12,000	The Charles Schwab Corp.	210,480

The accompanying notes are an integral part of these financial statements.

B A R R E T T

G R O W T H    F U N D

Schedule of Investments
June 30, 2009

		Market
Shares		Value
	IT Consulting & Other
	Services - 2.45%
9,000	Accenture Ltd.	$301,140
	IT Services - 5.56%
11,000	Automatic Data Processing, Inc.	389,840
4,700	Visa, Inc.	292,622
		682,462
	Medical Devices & Services - 2.70%
3,500	Covance, Inc. (a)	172,200
4,000	Stryker Corporation	158,960
		331,160
	Oil & Gas Exploration &
	Production - 4.44%
6,000	Anadarko Petroleum Corp.	272,340
5,000	Devon Energy Corp.	272,500
		544,840
	Pharmaceuticals - 1.85%
4,000	Johnson & Johnson	227,200
	Restaurants - 3.51%
7,500	McDonald's Corporation	431,175
	Semiconductors - 2.16%
16,000	Intel Corporation	264,800
	Software - 2.44%
14,000	Oracle Corporation	299,880
	Specialty Chemicals - 2.07%
6,500	Ecolab, Inc.	253,435
	Specialty Stores - 1.35%
4,000	Tractor Supply Co. (a)	165,280
	Systems Software - 4.83%
10,000	Adobe Systems, Inc. (a)	283,000
13,000	Microsoft Corp.	309,010
		592,010
	Telecommunications & Data
	Network Equipment - 2.13%
14,000	Cisco Systems, Inc. (a)	260,960
	Total Common Stocks
	(Cost $12,450,583)	11,940,120

	SHORT-TERM
	INVESTMENTS - 3.28%
	Money Market Fund
402,897	Fidelity Institutional
	Government Portfolio	402,897
	Total Short-Term Investments
	(Cost $402,897)	402,897
	Total Investments
	(Cost $12,853,480) - 100.61%	12,343,017
	Liabilities in Excess
	of Other Assets - (0.61)%	(74,898)
	Total Net Assets - 100.00%	$12,268,119

Percentages are stated as a percent of net assets.
ADR  American Depository Receipt
(a)  Non-income producing security.

The accompanying notes are an integral part of these financial statements.

B A R R E T T

G R O W T H    F U N D

Statement of Assets and Liabilities
June 30, 2009

ASSETS:
Investments in securities,
at market value
(Cost: $12,853,480)	$12,343,017
Receivable from Adviser	17,177
Dividends and interest receivable	13,414
Prepaid assets	9,870
Other receivable	817
Total assets	12,384,295
LIABILITIES:
Accrued distribution
(12b-1) expenses	9,583
Accrued expenses	106,593
Total liabilities	116,176
Net assets applicable to
outstanding capital stock	$12,268,119
NET ASSETS CONSIST OF:
Capital stock	$16,022,757
Accumulated undistributed
net realized loss on investments	(3,244,685)
Unrealized depreciation
on investments	(510,463)
Accumulated undistributed
net investment income	510
Total net assets	$12,268,119
Shares outstanding (unlimited
shares of $0.001 par value
authorized)	1,543,860
Net asset value, offering and
redemption price per share	$7.95

Statement of Operations
June 30, 2009

INVESTMENT INCOME:
Dividend income	$167,207
Interest income	7,407
Total investment income	174,614
EXPENSES:
Investment advisory fee	139,283
Legal expenses	105,701
Shareholder servicing fees
and expenses	41,620
Trustees fees and expenses	37,319
Administration fees	31,958
Insurance expense	30,393
Fund accounting fees	25,816
Distribution expenses	23,821
Registration fees	23,624
Audit fees	16,223
Reports to shareholders	10,968
Custody fees	6,042
Other expenses	7,150
Total expenses before
Adviser reimbursement	499,918
Less fees and expenses reimbursed
and waived by Adviser	(325,814)
Net expenses	174,104
Net investment income	510
NET REALIZED AND
UNREALIZED LOSSES:
Net realized loss on investments	(2,067,399)
Net change in unrealized
depreciation on investments	(3,246,627)
Net realized and unrealized loss
on investment securities	(5,314,026)
Net decrease in net assets
resulting from operations	$(5,313,516)

The accompanying notes are an integral part of these financial statements.

B A R R E T T

G R O W T H    F U N D

Statement of Changes in Net Assets

	Year Ended	Year Ended
	June 30, 2009	June 30, 2008
OPERATIONS:
Net investment income (loss)	$510	$(26,287)
Net realized gain (loss) on investments	(2,067,399)	50,212
Net change in unrealized depreciation on investments	(3,246,627)	(1,837,020)
Net decrease in net assets resulting from operations	(5,313,516)	(1,813,095)
DISTRIBUTIONS:
Ordinary Income	—	(4,685)
CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold	440,355	1,122,527
Proceed from dividends reinvested	—	4,685
Cost of shares redeemed	(1,815,208)	(1,430,784)
Net decrease in net assets from capital share transactions	(1,374,853)	(303,572)
TOTAL DECREASE IN NET ASSETS	(6,688,369)	(2,121,352)
NET ASSETS:
Beginning of period	$18,956,488	$21,077,840
End of period*	$12,268,119	$18,956,488

*  Includes undistributed net investment income of $510 for the fiscal year ended June 30, 2009.

The accompanying notes are an integral part of these financial statements.

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Financial Highlights

Per share data for a share of capital stock outstanding for the entire period and selected information for the period are as follows:

	Years Ended June 30,
	2009		2008		2007		2006	2005
NET ASSET VALUE
Beginning of period	$10.98		$12.04		$10.53		$9.72	$9.39
OPERATIONS
Net investment income (loss)1	0.00	2	(0.02)		0.00	2	(0.02)	(0.02)
Net realized and unrealized
gains (losses) on securities	(3.03)		(1.04)		1.51		0.83	0.35
Total from investment operations	(3.03)		(1.06)		1.51		0.81	0.33
LESS DISTRIBUTIONS
Distributions from net investment income	—		0.00	2	—		—	—
NET ASSET VALUE
End of period	$7.95		$10.98		$12.04		$10.53	$9.72
Total return	(27.60)%		(8.78)%		14.34%		8.33%	3.51%
Net assets at end of period (000s omitted)	$12,268		$18,956		$21,078		$19,742	$17,926
RATIO OF EXPENSES
TO AVERAGE NET ASSETS
Before expense reimbursement	3.59%		2.42%		2.51%		2.63%	2.64%
After expense reimbursement	1.25%		1.25%		1.25%		1.25%	1.25%
RATIO OF NET INVESTMENT
INCOME (LOSS) TO
AVERAGE NET ASSETS
Before expense reimbursement	(2.34)%		(1.30)%		(1.24)%		(1.55)%	(1.62)%
After expense reimbursement	0.00%3		(0.13)%		0.02%		(0.17)%	(0.23)%
Portfolio turnover rate	71%		93%		79%		38%	56%

1	Net investment income (loss) per share is calculated using the ending balances prior to consideration or adjustment for permanent book to tax differences.
2	Amount is less than $.005 per share.
3	Amount is less than $.005%.

The accompanying notes are an integral part of these financial statements.

B A R R E T T

G R O W T H    F U N D

Notes to the Financial Statements
For the Fiscal Year Ended June 30, 2009

1.	ORGANIZATION
The Barrett Growth Fund (the “Fund”) is a diversified series of The Barrett Funds (the “Trust”), a statutory trust organized on September 29, 1998 in the state of Delaware that is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Fund is currently the only series of the Trust. The Fund commenced operations on December 29, 1998. Barrett Associates, Inc., serves as the investment adviser (the “Adviser”) for the Fund and is responsible for managing the Fund’s portfolio of securities.

2.	SIGNIFICANT	a) Investment Valuation
	ACCOUNTING POLICIES	All equity securities that are traded on a national securities exchange, except those listed on the Nasdaq National Market® and Small CapSM exchanges (“Nasdaq”), are valued at the last reported sale price on the exchange on which the security is principally traded. Securities traded on Nasdaq will be valued at the Nasdaq Official Closing Price (“NOCP”). If, on a particular day, an exchange-traded or Nasdaq security does not trade, then the mean between the most recent quoted bid and asked prices will be used. The value of a foreign security is determined as of the close of trading on the foreign exchange on which it is traded or as of the scheduled close of trading on the New York Stock Exchange (the “NYSE”), if that is earlier. Corporate bonds, U.S. Government securities and other debt securities are valued using the mean between the closing bid and asked prices provided by a pricing service at the close of the NYSE. The value of these securities used in computing the NAV is determined as of such time. Short-term debt securities, having a maturity of less than 60 days, are valued at amortized cost, which approximates market value.

The current value of any option held by the Fund is its last reported sale price on the exchange on which the security underlying the option is principally traded.  Lacking any sales that day, options are valued at the mean between the bid and asked quotations at the close of the exchange.

Securities for which market quotations are not readily available, or for which an independent pricing service does not provide a value or provides a value that does not represent the fair value in the judgment of the Adviser or designee, are valued at fair value under the procedures approved by the Fund’s Board of Trustees. The fair value of such securities is determined in good faith by taking into account relevant factors and surrounding circumstances, which can include, but are not limited to: (i) fundamental analytical data relating to the investment in the security; (ii) nature and duration of any restriction on the disposition of the security; (iii) evaluation of the forces that influence the market in which the security is purchased and sold; (iv) type of security or asset; (v) financial statements of issuer; (vi) cost at date of purchase; (vii) size of holding; (viii) discount from market value of unrestricted securities of the same class at the time of purchase; (ix) special reports prepared by analysts; (x) information as to

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ny transactions or offers with respect to the security; (xi) existence of merger proposals or tender offers affecting the security; (xii) price and extent of public trading in similar securities of the issuer or comparable companies and other relevant matters; (xiii) most recent closing market prices; (xiv) the value of other financial instruments, including derivative securities, traded on other markets or among dealers; (xv) trading volumes on markets, exchanges, or among dealers; (xvi) values of baskets of securities traded on other markets, exchanges, or among dealers; (xvii) changes in interest rates; (xviii) observations from financial institutions; (xix) government (domestic or foreign) actions or pronouncements; and (xx) other news events.

b) FAS 157 – Summary of Fair Value Exposure at June 30, 2009

Effective July 1, 2008, the Fund adopted the provisions of FASB Statement No. 157, “Fair Value Measurement” (“FAS 157”), which defines fair value, establishes a framework for measuring fair value, and expands disclosures about fair value measurements.

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in the three broad levels listed below:
Level 1 – Quoted prices in active markets for identical securities.
Level 2 – Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)
Level 3 – Significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments.)
The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities.
The following is a summary of the inputs used, as of June 30, 2009, in valuing the Fund’s investments carried at fair value:

		Level 1 -		Level 3 -
		Quoted prices in	Level 2 -	Significant
		active markets for	Significant other	unobservable
Description	Total	identical assets	observable inputs	inputs
Assets:
Securities	$12,343,017	$12,343,017	$—	$—
Total	$12,343,017	$12,343,017	$—	$—

In April 2009, the Financial Accounting Standards Board (“FASB”) issued FASB Staff Position No. 157-4, “Determining Fair Value When the Volume and Level of Activity for the Asset or Liability Have Significantly Decreased and Identifying Transactions That Are Not Orderly” (“FSP 157-4”).  FSP 157-4 provides additional guidance for estimating fair value in accordance with FAS 157 when the volume and level of activity for the asset or liability have significantly decreased as well as guidance on identifying circumstances that indicate a transaction is not orderly.  FSP 157-4 is effective for fiscal years and interim periods ending after June 15, 2009.  The Fund has adopted FSP 157-4 effective

B A R R E T T

G R O W T H    F U N D

June 30, 2009. The adoption has had no impact on the Fund’s financial statements.
c) Federal Income Taxes

The Fund intends to comply with the requirements of the Internal Revenue Code necessary to qualify as a regulated investment company and to make the requisite distributions of income and capital gains to its shareholders sufficient to relieve it from all or substantially all federal income taxes. Therefore, no federal income tax provision is required. Accounting principles generally accepted in the United States of America require that permanent differences between financial reporting and tax reporting be reclassified between various components of net assets.

The Fund recognizes the tax benefits of uncertain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities.  The Adviser has analyzed the Fund’s tax positions, and has concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions taken on returns filed for open tax years (2006-2009), or expected to be taken in the Fund’s 2010 tax returns.  The Fund identifies its major tax jurisdictions as U.S. Federal, New York State and foreign jurisdictions where the Fund makes significant investments; however the Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months.

The Fund intends to utilize provisions of the federal income tax laws which allow it to carry a realized capital loss forward for eight years following the year of loss and offset such losses against any future realized capital gains.  At June 30, 2009, the Fund had accumulated capital loss carryforwards for tax purposes as follows:

Date of Expiration	Amount
June 30, 2012	$ 206,670
June 30, 2017	$1,960,247

As of June 30, 2009, the Fund deferred post-October losses of $1,153,310, which will be recognized in the fiscal year ending June 30, 2010.
d) Subsequent Events Evaluation

In preparing these financial statements, the Fund has evaluated events and transactions for potential recognition or disclosure resulting from subsequent events through August 25, 2009, the date the financial statements were available to be issued.  This evaluation did not result in any subsequent events that necessitated disclosure and/or adjustments.

e) Disclosure about Derivative Instruments and Hedging Activities

In March 2008, Statement of Financial Accounting Standards No. 161, “Disclosures about Derivative Instruments and Hedging Activities“ (“SFAS 161”) was issued and is effective for financial statements issued for fiscal years and interim

B A R R E T T

G R O W T H    F U N D

periods beginning after November 15, 2008.  SFAS 161 is intended to improve financial reporting for derivative instruments by requiring enhanced disclosure that enables investors to understand how and why an entity uses derivatives, how derivatives are accounted for, and how derivative instruments affect an entity’s results of operations and financial position.  The Fund adopted the provisions of SFAS 161 effective July 1, 2008.  This has had no impact on the Fund’s financial statements.

f) Use of Estimates

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and use assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates.

g) Line of Credit

The Fund has a Loan Agreement with U.S. Bank N.A. Under the terms of the Loan Agreement, the Fund’s borrowings cannot exceed the lesser of $6,000,000 or 33 1/3% of the net assets of the Fund. The interest rate paid on the Loan equals the prime rate per annum, payable monthly. The Fund did not borrow on the line of credit during the year ended June 30, 2009.

h) Other

Investment and shareholder transactions are recorded on trade date. The Fund determines the gain or loss realized from the investment transactions by comparing the cost of the security lot sold with the net sales proceeds. Dividend income is recognized on the ex-dividend date or as soon as information is available to the Fund, and interest income is recognized on an accrual basis.

3.	AGREEMENTS
The Trust has entered into an Investment Management Agreement (the “Management Agreement”) with the Adviser, with whom certain officers of the Trust are affiliated, to furnish investment advisory services to the Fund. Under the terms of the Management Agreement, the Trust, on behalf of the Fund, compensates the Adviser for its management services at the annual rate of 1.00% of the Fund’s average daily net assets.

The Adviser has contractually agreed to waive its advisory fees and/or assume as its own expense certain expenses otherwise payable by the Fund to the extent necessary to ensure that the Fund’s total operating expenses (exclusive of extraordinary expenses, such as litigation and merger or reorganization costs) do not exceed 1.25% of its average daily net assets until October 31, 2009.  Accordingly, during the year ended June 30, 2009, the Adviser waived advisory fees and paid fund expenses in the amount of $325,814.  Any such waiver or expense payment is subject to later adjustment to allow the Adviser to recoup amounts waived or paid to the extent actual fees and expenses for a period are

B A R R E T T

G R O W T H    F U N D

less than the expense limitation caps, provided, however, that the Adviser shall only be entitled to recoup such amounts for a period of three years from the date such amount was waived or paid.
Waived/paid expenses subject to potential recovery by year of expiration are as follows:

Year of Expiration	Recoverable Amount
6/30/10	$260,750
6/30/11	$243,526
6/30/12	$325,814

4.	DISTRIBUTION PLAN
The Trust, on behalf of the Fund, has adopted a distribution plan pursuant to Rule 12b-1 under the 1940 Act, which provides that the Fund may reimburse the Fund’s distributor or others at an annual rate of up to 0.25% of the average daily net assets attributable to its shares. Payments under the 12b-1 Plan shall be used to reimburse the Fund’s distributor or others for services provided and expenses incurred in connection with the sale of shares and are tied to the amounts of actual expenses incurred.

5.	INVESTMENT TRANSACTIONS	The aggregate purchases and sales of securities, excluding short-term investments, by the Fund for the year ended June 30, 2009 were as follows:

Purchases	Sales
$9,596,597	$10,833,600

6.	SHARES OF		Year Ended	Year Ended
	BENEFICIAL		June 30, 2009	June 30, 2008
	INTEREST
		Shares sold	53,612	94,557
		Shares issued from
		reinvestment of dividends	—	372
		Shares redeemed	(235,436)	(120,151)
		Net decrease in shares	(181,824)	(25,222)
		Shares outstanding:
		Beginning of period	1,725,684	1,750,906
		End of period	1,543,860	1,725,684

B A R R E T T

G R O W T H    F U N D

7.	DISTRIBUTIONS	The tax character of distributions paid during the years ended June 30, 2009 and
	TO	2008 was as follows:
SHAREHOLDERS

	2009	2008
Ordinary income	$—	$4,685
Long-term capital gains	—	—
Total	$—	$4,685

At June 30, 2009, the cost of investments, net unrealized appreciation (depreciation) and undistributed ordinary income and undistributed long-term capital gains for income tax purposes were as follows:

Cost basis of investments for
federal income tax purposes	$12,777,938
Gross tax unrealized appreciation	1,263,469
Gross tax unrealized depreciation	(1,698,390)
Net tax unrealized depreciation	(434,921)
Undistributed ordinary income	510
Undistributed long-term capital gain	—
Total distributable earnings	510
Other accumulated losses	(3,320,227)
Total accumulated earnings	$(3,754,638)
The difference between the book basis and tax basis net unrealized appreciation and cost is attributable primarily to wash sales and tax-free transfer of securities.

B A R R E T T

G R O W T H    F U N D

Report of	The Shareholders and Board of Trustees
Independent	The Barrett Funds
Registered
Public Accounting Firm
We have audited the accompanying statement of assets and liabilities of the Barrett Growth Fund (the “Fund”), a series of shares of The Barrett Funds, including the schedule of investments as of June 30, 2009, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended.  These financial statements and financial highlights are the responsibility of the Fund’s management.  Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States).  Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement.  The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting.  Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting.  Accordingly, we express no such opinion.  An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation.  Our procedures included confirmation of securities owned as of June 30, 2009 by correspondence with the custodian.  We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Barrett Growth Fund as of June 30, 2009, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

TAIT, WELLER & BAKER LLP

Philadelphia, Pennsylvania
August 25, 2009

B A R R E T T

G R O W T H    F U N D

Additional Information
(Unaudited)

1.	ADDITIONAL DISCLOSURE REGARDING FUND TRUSTEES AND OFFICERS INDEPENDENT TRUSTEES

# of
Portfolios
				in Fund	Other
	Position(s)	Term of Office		Complex	Directorships
	Held with	and Length of	Principal Occupation	Overseen	Held by
Name, Age and Address	the Trust	Time Served	During Past Five Years	by Trustee	Trustee
Gerard E. Jones (72)	Trustee	Indefinite Term	Independent Trustee of the	1	Tractor
c/o Barrett Associates, Inc.	and	10 Years Served	Trust since August 2003		Supply
90 Park Avenue	Chairman		(Trustee Emeritus 2000-2003;		Company,
New York, NY 10016	of the		Independent Trustee 1998-2000);		The Nature
	Board		Managing Partner, Gerard E.		Conservancy
			Jones, P.C. and Advisor,		of Vermont,
			Corporate Governance Advisors		Calvin
			(legal services) from April 2003		Coolidge
			through 2005; Of Counsel,		Foundation,
			Shipman & Goodwin, LLP from		Vermont
			2001 to 2003; Partner, Bingham		Law School
McCutchen, LLP (formerly
known as Richards & O’Neil,
LLP) (law firm) from 1972
through 2001.
Ronald E. Kfoury (51)	Trustee	Indefinite Term	Independent Trustee of the	1	None
c/o Barrett Associates, Inc.		10 Years Served	Trust since its inception in 1998;
90 Park Avenue			Managing Director, Arpent
New York, NY 10016			(software and professional
services company) since October
2006; Chief Executive Officer of
Clockware, Inc. (software
company) from November 2000
through October 2006; Managing
Director, Analect, Limited
(management consulting)
from 1992 through 2000.

B A R R E T T

G R O W T H    F U N D

# of
Portfolios
				in Fund	Other
	Position(s)	Term of Office		Complex	Directorships
	Held with	and Length of	Principal Occupation	Overseen	Held by
Name, Age and Address	the Trust	Time Served	During Past Five Years	by Trustee	Trustee
INDEPENDENT TRUSTEES (Continued)
Edward M. Mazze, PhD. (68)	Trustee	Indefinite Term	Independent Trustee of the Trust	1	Washington
c/o Barrett Associates, Inc.		8 Years Served	since January 2001; Distinguished		Trust
90 Park Avenue			University Professor of Business		Bancorp,
New York, NY 10016			Administration, University of		Inc.;
			Rhode Island since 2006; Dean,		Technitrol,
			College of Business Administration		Inc.
			of the University of Rhode Island		(electronics
			(1998-2006); Director, Technitrol Inc.		manu-
			since 1985; Director, Washington		facturer)
Trust Bancorp. Inc. since 2000;
Honorary Board Member,
Delaware Valley College of
Science and Agriculture since
1997; Dean of the Belk College
of Business Administration of
The University of North Carolina
at Charlotte from 1993 to 1998.
Rosalind A. Kochman (72)	Trustee	Indefinite Term	Independent Trustee of the Trust	1	Director and
c/o Barrett Associates, Inc.		1 Year Served	since May 2008. Health care		Chairman of
90 Park Avenue			consultant and retired attorney;		the Board of
New York, NY 10016			prior to 2002, Chief Executive		Barrett
			Officer, Brooklyn Eye Surgery		Opportunity
			Center, and Administrator,		Fund, Inc.
Kochman, Lebowitz & Mogil, MDs
(ophthalmic physicians).
INTERESTED TRUSTEE
Peter H. Shriver (57)	Trustee	Indefinite Term	President of Barrett Associates,	1	None
c/o Barrett Associates, Inc.	and	Trustee -	Inc. since April 2004; previously
90 Park Avenue	President	1 Year Served;	Executive Vice President and
New York, NY 10016		President -	Managing Director of Barrett
		10 Years Served	Associates, Inc. since 1989;
Trustee at Buck Hill Conservation
Foundation.

B A R R E T T

G R O W T H    F U N D

	Position(s)	Term of Office
	Held with	and Length of	Principal Occupation
Name, Age and Address	the Trust	Time Served	During Past Five Years
OFFICERS
Paula J. Elliott (59)	Secretary	Indefinite Term	Vice President of Barrett Associates, Inc. since 1995
c/o Barrett Associates, Inc.	and	9 Years Served	and Assistant Treasurer for Barrett Associates, Inc.
90 Park Avenue	Treasurer		since July 2004. AML Compliance Officer from
New York, NY 10016			February 2003 to September 2004 and Compliance
Officer from January 2004 to September 2004 for the
Barrett Growth Fund.
Robert J. Milnamow (58)	Vice	Indefinite Term	Managing Director and Director of Research of
c/o Barrett Associates, Inc.	President	4 Years Served	Barrett Associates, Inc. since November 2003;
90 Park Avenue	and Chief		previously Managing Member at Thayer Pond LLC
New York, NY 10016	Investment		since 2001 and Senior Portfolio Manager at
	Officer		Rockefeller & Co. from 1998-2001.
Fred Jensen (45)	Chief	Indefinite Term	Director of Compliance, Legg Mason Office of the
c/o Barrett Associates, Inc.	Compliance	Less than	CCO (since April 2006); Chief Compliance Officer of
90 Park Avenue	Officer	1 Year Served	Legg Mason Private Portfolio Group. Prior to April
New York, NY 10016			2006, Vice President of Investment Advisory
Compliance for Guardian Insurance Company of
America. Formerly, Chief Compliance Officer of
Reserve Funds.
John Chiota (40)	Chief Anti-	Indefinite Term	Vice President of Legg Mason & Co. (since 2005);
c/o Barrett Associates, Inc.	Money	1 Year Served	Vice President at CAM (since 2004); Anti-Money
90 Park Avenue	Laundering		Laundering Coordinator for Legg Mason & Co.
New York, NY 10016	Compliance		(since 2006); Chief Anti-Money Laundering
	Officer and		Compliance Officer of certain mutual funds
	Identity Theft		associated with Legg Mason & Co. (since 2006); Prior
	Prevention		to August 2004, Chief Anti-Money Laundering
	Officer		Compliance Officer of TD Waterhouse.

Audit Committee

As of June 30, 2009 the Audit Committee was made up of all four of the Independent Trustees as follows:  Ronald E. Kfoury, Gerard E. Jones, Dr. Edward M. Mazze and Rosalind A. Kochman.  Pursuant to its Charter, the Audit Committee is responsible for advising the full Board with respect to accounting, auditing and financial matters affecting the Trust.  The Audit Committee generally meets twice each year with the independent registered public accounting firm.

The Fund’s Statement of Additional Information includes additional information about the Trustees and is available free of charge, upon request, by calling toll-free at (877) 363-6333.

B A R R E T T

G R O W T H    F U N D

2. AVAILABILITY OF PROXY VOTING INFORMATION

A description of the Barrett Growth Fund’s proxy voting policies and procedures is available without charge, upon request, by calling toll-free at 1-877-363-6333. A description of these policies and procedures is also included in the Fund’s Statement of Additional Information, which is available on the SEC’s website at http://www.sec.gov.

The actual voting records relating to portfolio securities during the most recent twelve-month period ended June 30 are available without charge, upon request, by calling toll-free at 1-877-363-6333 or by accessing the SEC’s website at http://www.sec.gov.

3. PORTFOLIO HOLDINGS

The Barrett Growth Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The complete schedules of the Fund’s holdings for the second and fourth quarters of each year are contained in the Fund’s semi-annual and annual shareholder reports, respectively, which are filed with the SEC on Form N-CSR. The Fund’s Forms N-Q and Forms N-CSR are available on the EDGAR database on the SEC’s website at www.sec.gov. These Forms may also be reviewed and copied at the SEC’s Public Reference Room in Washington D.C. Information about the operation of the Public Reference Room may be obtained by calling 1-202-551-8090.

A list of the Fund’s top ten holdings can be accessed through the Adviser’s website at www.barrettassociates.com.

(This Page Intentionally Left Blank.)

BARRETT GROWTH FUND
c/o U.S. Bancorp Fund Services, LLC
615 East Michigan Street
Milwaukee, WI  53202

INVESTMENT ADVISER
Barrett Associates, Inc.
90 Park Avenue
New York, NY  10016

DISTRIBUTOR
Legg Mason Investor Services, LLC
100 Light Street
Baltimore, MD  21202

ADMINISTRATOR, FUND ACCOUNTANT
& TRANSFER AGENT
U.S. Bancorp Fund Services, LLC
615 East Michigan Street
Milwaukee, WI  53202

CUSTODIAN
U.S. Bank, N.A.
Custody Operations
1555 RiverCenter Drive, Suite 302
Milwaukee, WI  53212

LEGAL COUNSEL
Stradley, Ronon, Stevens & Young, LLP
2600 One Commerce Square
Philadelphia, PA  19103

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
Tait, Weller & Baker LLP
1818 Market Street, Suite 2400
Philadelphia, PA  19103

TN09-5534

Item 2. Code of Ethics.

The Barrett Funds (the “Registrant”) has adopted a code of ethics that applies to the Registrant’s principal executive officer and principal financial officer.  The Registrant has not made any amendments to the code of ethics during the period covered by this report.  The Registrant has not granted any waivers from any provisions of the code of ethics during the period covered by this report.

Item 3. Audit Committee Financial Expert.

The Registrant’s board of trustees has determined that it does not have an audit committee financial expert serving on its Audit Committee. The Registrant is relatively small in size and has approximately $12 million in assets, which reduces the complexity of the financial operations and conditions of the Registrant. In addition, the Registrant’s small size makes it more prohibitive to incur the added expenses of identifying and electing an additional Director who would, without question, fully meet the qualifications of an audit committee financial expert and would be willing to serve, as the current Directors do, with limited compensation.  At this time, the Registrant believes that the experience provided by each member of the Audit Committee together offers the Registrant adequate oversight for the Registrant’s level of financial complexity.

Item 4. Principal Accountant Fees and Services.

The Registrant has engaged its principal accountant to perform audit services, audit-related services, tax services and other services during the past two fiscal years.  “Audit services” refer to performing an audit of the Registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years.  “Audit-related services” refer to the assurance and related services by the principal accountant that are reasonably related to the performance of the audit.  “Tax services” refer to professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning.  The following table details the aggregate fees billed or expected to be billed for each of the last two fiscal years for audit fees, audit-related fees, tax fees and other fees by the principal accountant.

	FYE 06/30/2009	FYE 06/30/2008
Audit Fees	$14,500	$13,800
Audit-Related Fees	$0	$0
Tax Fees	$2,400	$2,300
All Other Fees	$0	$0

The Fund was not required to approve any Fees pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X during the last two fiscal years.  Additionally, the Fund was not required to approve any fees pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

The Registrant’s Audit Committee Charter contains the Audit Committee’s pre-approval policies and procedures.  Reproduced below is an excerpt from the Audit Committee Charter regarding pre-approval policies and procedures.

To carry out its purposes, the Committee shall have the following duties and powers:

●
to approve on an annual basis, prior to appointment, the engagement of independent auditors to audit and to provide their opinion on the Trust’s financial statements, to recommend to those trustees who are not “interested persons” (as that term is defined in Section 2(a)(19) of the Investment Company Act) the selection, retention or termination of the Trust’s independent auditors and, in connection therewith, to review and evaluate matters potentially affecting the independence and capabilities of the independent auditors.

●
to approve on an annual basis, prior to appointment, the engagement of the independent auditors to provide other audit services to the Trust or to provide permitted non-audit services to the Trust, the Advisor or any entity controlling, controlled by, or under common control with the Advisor that provides ongoing services to the Trust, if the engagement relates directly to the operations and financial reporting of the Trust.

●	to review and approve the fees proposed to be charged to the Trust by the independent auditors for each audit and non-audit service.

●
to establish, if deemed necessary or appropriate as an alternative to Committee pre-approval of services as required by paragraphs (b) and (c) above, policies and procedures to permit such services to be pre-approved by other means, such as by action of a designated member or members of the Committee, subject to subsequent Committee review and oversight.

●
to receive and consider reports from the Trust’s independent auditor regarding:  (i) all critical accounting policies and practices of the Trust to be used; (ii) all alternative accounting treatments for policies and practices related to material items that have been discussed with Trust management, including the potential ramifications of use of those treatments and disclosures and the treatment preferred by the auditor; (iii) any material written communications between the auditor and Trust management; and (iv) all non-audit services provided to any entity in the Trust’s investment company complex that were not pre-approved by the Committee or pursuant to pre-approval policies and procedures established by the Committee and associated fees.

All of the principal accountant’s hours spent on auditing the Registrant’s financial statements were attributed to work performed by full-time permanent employees of the principal accountant.

The following table indicates the non-audit fees billed by the Registrant’s accountant for services to the Registrant and to the Registrant’s investment adviser (and any other controlling entity, etc.—not sub-adviser) for the last two years.  The Audit Committee of the Board of Trustees has considered whether the provision of non-audit services that were rendered to the Registrant's investment adviser is compatible with maintaining the principal accountant's independence and has concluded that the provision of such non-audit services by the accountant has not compromised the accountant’s independence.

Non-Audit Related Fees	FYE 06/30/2009	FYE 06/30/2008
Registrant	$0	$0
Registrant’s Investment Adviser	$0	$0

Item 5. Audit Committee of Listed Registrants.

Not applicable to registrants who are not listed issuers (as defined in Rule 10A-3 under the Securities Exchange Act of 1934).

Item 6. Schedule of Investments.

Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable to open-end investment companies.

Item 10. Submission of Matters to a Vote of Security Holders.

The Registrant has not adopted any material changes to the procedures by which shareholders may recommend nominees to the Registrant’s Board of Trustees.

Item 11. Controls and Procedures.

(a)
Based on their evaluation of the Registrant’s disclosure controls and procedures as of a date within 90 days of the filing date of this Form N-CSR (the “Report”), the Registrant’s principal executive officer and principal financial officer believe that the disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended) are effectively designed to ensure that information required to be disclosed by the Registrant in the Report is recorded, processed, summarized and reported by the filing date, including ensuring that information required to be disclosed in the Report is accumulated and communicated to the Registrant’s principal executive officer and principal financial officer who are making certifications in the Report, as appropriate, to allow timely decisions regarding the required disclosure.

(b)
There were no significant changes in the Registrant's internal controls over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the Registrant's last fiscal half-year that has materially affected, or is reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12. Exhibits.

(a)	(1) Code of ethics of the Registrant’s principal executive officer and principal financial officer are incorporated by reference to the Registrant’s September 8, 2008 N-CSR filing.

 (2) Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 are filed herewith.

(b)	Certification pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 are furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)                            The Barrett Funds

By (Signature and Title)      /s/Peter H. Shiver
 Peter H. Shiver, President

Date  9/2/09

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)      /s/Peter H. Shiver
Peter H. Shiver, President

Date  9/2/09

By (Signature and Title)      /s/Paula J. Elliott
Paula J. Elliott, Treasurer

Date  9/1/09